UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-2192

                  THE DREYFUS PREMEIR THIRD CENTURY FUND, INC.
               (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        5/31


Date of reporting period:       5/31/2003




(PAGE)

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.


      The Dreyfus Premier
      Third Century
      Fund, Inc.

      ANNUAL REPORT May 31, 2003

                                                        YOU, YOUR ADVISOR AND
                                                        DREYFUS
                                                        A MELLON FINANCIAL
                                                        COMPANY(TM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Proxy Results

                            30   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            The Dreyfus Premier
                                                       Third Century Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for The Dreyfus Premier Third Century Fund, Inc. covers the 12-month period from June 1, 2002, through May 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, L. Emerson Tuttle and Paul Hilton. Paul Hilton was named a primary portfolio manager in July 2002 with respect to the fund's areas of social concern.

We have recently seen some signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq wound down quickly, without major incidents of terrorism or disruption of oil supplies. Many stock market indices have posted encouraging gains since the start of 2003, suggesting greater investor optimism, although it is uncertain whether such gains will continue. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs, and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although selectivity among individual companies and diversification across industry groups should remain a key factor. However, no one can say for certain what direction the markets will take over time. As for bonds, we currently favor securities that are more sensitive to credit quality than to interest-rate changes. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 16, 2003




DISCUSSION OF FUND PERFORMANCE

L. Emerson Tuttle and Paul Hilton, Portfolio Managers

How did The Dreyfus Premier Third Century Fund, Inc. perform relative to its benchmark?

For the 12-month period ended May 31, 2003, the fund produced total returns of -15.03% for Class A shares, -15.61% for Class B shares, -15.61% for Class C shares, -14.53% for Class R shares, -15.32% for Class T shares and -14.82% for Class Z shares.(1) In comparison, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -8.07% for the same period.(2)

The fund's absolute performance during the reporting period was primarily a result of a weak economy that was intensified by tensions in the Middle East and the conflict with Iraq. We attribute the bulk of the fund's lagging performance relative to the S&P 500 Index to several poor stock selections within the health care group, which occurred primarily during the first six months of the reporting period.

What is the fund's investment approach?

The fund seeks to provide capital growth, with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices.

To pursue these goals, the fund invests primarily in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

What other factors influenced the fund's performance?

During the reporting period, the stock market and the fund suffered from the negative effects of a weak economy and a lack of corporate spending. In fact, it is widely believed that over the past year the pri-

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

mary driver of the economy has been the consumer, who has benefited from lower interest rates. As homeowners continued to refinance their homes, they used those assets to reduce their other debts or to purchase large-ticket items, such as cars, jewelry or new home furnishings.

We positioned the fund to benefit from strong consumer spending by investing in what we called a "barbell" of retail stores, with luxury goods providers such as Tiffany & Co. and Coach on one end and at the other end, discount retailers such as TJX Cos. and Target Stores. We also sold the fund's holdings of Wal-Mart. Other areas that flourished due to strong consumer spending were hotels and restaurants on the heels of renewed domestic travel and broadcast media stocks that performed well due to increased advertising demand from retailers vying for shoppers.

On the other hand, poor stock selection within the health care area hurt the fund's overall performance. Specifically, three of the fund's health care holdings brought down returns for the group altogether -- a hospital management company, a medical supply firm and a diagnostic testing company, all of which we have now sold. In addition, pharmaceutical companies provided the best health care returns, and our limited representation in those companies hindered the fund's returns.

What is the fund's current strategy?

As of the end of the reporting period, the fund's largest areas of concentration were in health care and technology, both of which have traditionally been considered growth areas. We currently are maintaining an overweighting in health care, and we continue to believe that there is growth potential for medical device companies, orthopedic replacement parts firms and managed care companies. Within technology, we are concentrating on the largest, most dominant companies, primarily because we believe these companies are best able to weather difficult market environments.


Can you give us an update on the fund's socially responsible investing activities?

In our last report we discussed Energy Star, a program run by the Environmental Protection Agency, that helps businesses and individuals protect the environment through superior energy efficiency. On April 15, 2003, Energy Star recognized a number of businesses for their outstanding contributions to reducing greenhouse gas emissions. We are pleased that Starwood Hotels & Resorts Worldwide, a fund holding, was one of this year's award recipients. Starwood's "Energy Management Is Good Business" strategy led the firm to invest approximately $4.6 million in energy products in 2002. As a result, this enabled them to save $1.3 million, the equivalent to renting 9,800 additional rooms, and also to reduce carbon dioxide by 18 million pounds. We believe Starwood Hotels exemplifies how companies and their shareholders can benefit from efforts to help preserve the environment. Past winners of these awards include Home Depot, Intel, International Business Machines, Johnson & Johnson and Staples, all of which are current fund holdings.

June 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Premier Third Century Fund, Inc. Class Z shares and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

                                    Standard &
               The Dreyfus          Poor's 500
                 Premier             Composite
              Third Century            Stock
   PERIOD       Fund, Inc.             Price
             (Class Z shares)         Index *

  5/31/93        10,000               10,000
  5/31/94         9,937               10,425
  5/31/95        11,111               12,527
  5/31/96        14,848               16,086
  5/31/97        18,663               20,821
  5/31/98        23,844               27,205
  5/31/99        28,683               32,926
  5/31/00        34,681               36,373
  5/31/01        27,851               32,536
  5/31/02        21,746               28,033
  5/31/03        18,524               25,772

* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in The Dreyfus Premier Third Century Fund, Inc. Class Z shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS Z SHARES OF THE DREYFUS PREMIER THIRD CENTURY FUND, INC. ON 5/31/93 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS Z SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF CLASS Z SHARES. THE DREYFUS PREMIER THIRD CENTURY FUND, INC. PRIMARILY SEEKS CAPITAL GROWTH THROUGH INVESTMENT IN COMMON STOCKS OF COMPANIES THAT THE FUND'S MANAGEMENT BELIEVES NOT ONLY MEET TRADITIONAL INVESTMENT STANDARDS, BUT ALSO SHOW EVIDENCE THAT THEY CONDUCT THEIR BUSINESS IN A MANNER THAT CONTRIBUTES TO THE ENHANCEMENT OF THE QUALITY OF LIFE IN AMERICA. CURRENT INCOME IS A SECONDARY GOAL. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL U.S. STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND IS NOT SUBJECT TO THE SAME SOCIALLY RESPONSIBLE INVESTMENT CRITERIA AS THE DREYFUS PREMIER THIRD CENTURY FUND, INC. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 5/31/03


                                                       Inception                                                          From
                                                         Date              1 Year          5 Years        10 Years      Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS Z SHARES                                                             (14.82)%         (4.92)%          6.36%

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                          8/31/99         (19.91)%          --             --          (13.69)%
WITHOUT SALES CHARGE                                       8/31/99         (15.03)%          --             --          (12.32)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                    8/31/99         (18.98)%          --             --          (13.58)%

WITHOUT REDEMPTION                                         8/31/99         (15.61)%          --             --          (12.99)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                 8/31/99         (16.45)%          --             --          (13.00)%
WITHOUT REDEMPTION                                         8/31/99         (15.61)%          --             --          (13.00)%

CLASS R SHARES                                             8/31/99         (14.53)%          --             --          (11.98)%

CLASS T SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                           8/31/99         (19.10)%          --             --          (13.87)%
WITHOUT SALES CHARGE                                       8/31/99         (15.32)%          --             --          (12.81)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                              The Fund



STATEMENT OF INVESTMENTS

May 31, 2003



COMMON STOCKS--97.2%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--13.3%

Bed Bath & Beyond                                                                               135,000  (a)           5,648,400

Coach                                                                                           146,000  (a)           7,172,980

Comcast, Cl. A (Special)                                                                        243,000  (a)           7,003,260

Darden Restaurants                                                                              294,500                5,834,045

Home Depot                                                                                      219,000                7,115,310

Staples                                                                                         251,000  (a)           4,866,890

Starwood Hotels & Resorts Worldwide                                                             221,000                6,404,580

TJX Cos.                                                                                        276,000                5,023,200

Target                                                                                          163,000                5,970,690

Tiffany & Co.                                                                                   242,000                7,927,920

Univision Communications, Cl. A                                                                 330,000  (a)           9,850,500

Viacom, Cl. B                                                                                   122,300  (a)           5,567,096

                                                                                                                      78,384,871

CONSUMER STAPLES--8.8%

Anheuser-Busch Cos.                                                                             150,500                7,920,815

Avon Products                                                                                   110,000                6,703,400

CVS                                                                                             344,500                8,991,450

Coca-Cola                                                                                       185,500                8,453,235

Colgate-Palmolive                                                                               200,000               11,924,000

PepsiCo                                                                                         184,000                8,132,800

                                                                                                                      52,125,700

ENERGY--4.8%

Anadarko Petroleum                                                                              166,500                8,205,120

Royal Dutch Petroleum (New York Shares), ADR                                                    238,000               10,840,900

Weatherford International                                                                       208,000  (a)           9,432,800

                                                                                                                      28,478,820

FINANCIALS--17.0%

ACE                                                                                             406,000               14,819,000

American Express                                                                                410,000               17,080,600

American International Group                                                                    151,500                8,768,820

Citigroup                                                                                       427,500               17,536,050

Lehman Brothers Holdings                                                                        101,000                7,234,630

M&T Bank                                                                                         55,000                4,897,750

Principal Financial Group                                                                       325,500               10,337,880

Radian Group                                                                                    172,000                6,926,440


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIALS (CONTINUED)

U.S. Bancorp                                                                                    324,000                7,678,800

Willis Group Holdings                                                                           166,200                5,255,244

                                                                                                                     100,535,214

HEALTH CARE--19.9%

Amgen                                                                                           198,500  (a)          12,844,935

Boston Scientific                                                                               163,000  (a)           8,492,300

Cardinal Health                                                                                  75,000                4,328,250

Forest Laboratories                                                                             193,000  (a)           9,746,500

Johnson & Johnson                                                                               377,000               20,489,950

Medtronic                                                                                       218,000               10,623,140

Merck & Co.                                                                                     160,000                8,892,800

Pfizer                                                                                          853,500               26,475,570

Stryker                                                                                          66,000                4,444,440

WellPoint Health Networks                                                                        96,000  (a)           8,192,640

Zimmer Holdings                                                                                  77,000  (a)           3,454,220

                                                                                                                     117,984,745

INDUSTRIALS--7.1%

Avery Dennison                                                                                   99,000                5,492,520

Danaher                                                                                         138,000                9,234,960

Emerson Electric                                                                                145,000                7,583,500

Tyco International                                                                              744,000               13,168,800

W.W. Grainger                                                                                   140,000                6,538,000

                                                                                                                      42,017,780

INFORMATION TECHNOLOGY--21.5%

Analog Devices                                                                                  229,500  (a)           8,847,225

Applied Materials                                                                               276,000  (a)           4,294,560

BEA Systems                                                                                     711,500  (a)           7,712,660

Cisco Systems                                                                                 1,103,000  (a)          17,956,840

Dell Computer                                                                                   470,500  (a)          14,721,945

First Data                                                                                      276,000               11,431,920

Intel                                                                                           646,000               13,462,640

International Business Machines                                                                 207,000               18,224,280

Microsoft                                                                                     1,100,000               27,071,000

QLogic                                                                                           69,000  (a)           3,456,210

                                                                                                                     127,179,280

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MATERIALS--1.0%

Praxair                                                                                          98,500                5,909,015

TELECOMMUNICATION SERVICES--2.8%

ALLTEL                                                                                           83,000                3,974,040

CenturyTel                                                                                      168,000                5,656,560

Verizon Communications                                                                          187,000                7,077,950

                                                                                                                      16,708,550

UTILITIES--1.0%

Pinnacle West Capital                                                                           151,500                5,735,790

TOTAL COMMON STOCKS

   (cost $528,562,917)                                                                                               575,059,765
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   1.14%, 6/17/2003                                                                             100,000                 100,000

U.S. TREASURY BILLS--2.3%

   1.06%, 6/19/2003                                                                          11,076,000               11,070,130

   1%, 8/14/2003                                                                              2,610,000                2,604,414

                                                                                                                      13,674,544

TOTAL SHORT-TERM INVESTMENTS

   (cost $13,774,777)                                                                                                 13,774,544
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $542,337,694)                                                             99.5%              588,834,309

CASH AND RECEIVABLES (NET)                                                                          .5%                3,086,990

NET ASSETS                                                                                       100.0%              591,921,299

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           542,337,694   588,834,309

Cash                                                                    290,860

Receivable for investment securities sold                             2,997,004

Receivable for shares of Common Stock subscribed                        497,409

Dividends and interest receivable                                       478,160

Prepaid expenses                                                         23,839

                                                                    593,121,581
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           505,650

Payable for shares of Common Stock redeemed                             275,000

Accrued expenses                                                        419,632

                                                                      1,200,282
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      591,921,299
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     816,577,065

Accumulated net realized gain (loss) on investments               (271,152,381)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      46,496,615
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      591,921,299


NET ASSET VALUE PER SHARE

                                      Class A          Class B          Class C           Class R        Class T            Class Z
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                     14,116,062        16,873,232        3,698,234        25,573,076        557,033        531,103,662

Shares Outstanding                  2,062,267         2,538,768          556,156         3,684,458         83,202         76,919,823
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                         6.84             6.65             6.65              6.94           6.69               6.90

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Fund



STATEMENT OF OPERATIONS

Year Ended May 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $83,908 foreign taxes withheld at source)     6,491,959

Interest                                                               181,533

TOTAL INCOME                                                         6,673,492

EXPENSES:

Investment advisory fee--Note 3(a)                                   4,465,648

Shareholder servicing costs--Note 3(c)                               1,907,532

Distribution fees--Note 3(b)                                           160,919

Prospectus and shareholders' reports                                   148,402

Professional fees                                                       89,066

Registration fees                                                       65,678

Custodian fees--Note 3(c)                                               46,134

Directors' fees and expenses--Note 3(d)                                 21,196

Loan commitment fees--Note 2                                             7,705

Interest expense--Note 2                                                    42

Miscellaneous                                                           45,656

TOTAL EXPENSES                                                       6,957,978

INVESTMENT (LOSS)--NET                                                (284,486)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (97,547,448)

Net unrealized appreciation (depreciation) on investments          (25,677,078)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (123,224,526)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (123,509,012)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                            ------------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (284,486)          (1,522,256)

Net realized gain (loss) on investments       (97,547,448)        (140,273,887)

Net unrealized appreciation
   (depreciation) on investments              (25,677,078)         (98,306,321)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (123,509,012)        (240,102,464)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --             (165,788)

Class B shares                                         --             (226,543)

Class C shares                                         --              (50,036)

Class R shares                                         --             (278,380)

Class T shares                                         --               (7,493)

Class Z shares                                         --           (6,883,770)

TOTAL DIVIDENDS                                        --           (7,612,010)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  4,266,131          43,028,527

Class B shares                                  1,440,692           5,065,555

Class C shares                                    315,581           1,515,012

Class R shares                                  2,908,106           3,712,132

Class T shares                                    388,561           1,323,750

Class Z shares                                 93,114,149         205,285,264

Dividends reinvested:

Class A shares                                         --             139,248

Class B shares                                         --             207,301

Class C shares                                         --              37,245

Class R shares                                         --             278,305

Class T shares                                         --               7,482

Class Z shares                                         --           6,668,487

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                        Year Ended May 31,
                                            ------------------------------------

                                                     2003               2002
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                 (6,054,513)         (40,835,722)

Class B shares                                 (4,383,071)          (5,353,087)

Class C shares                                 (1,120,954)          (1,510,835)

Class R shares                                 (4,119,273)          (3,416,454)

Class T shares                                   (584,146)          (1,172,660)

Class Z shares                               (167,888,732)        (305,240,903)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (81,717,469)         (90,261,353)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (205,226,481)        (337,975,827)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           797,147,780        1,135,123,607

END OF PERIOD                                 591,921,299          797,147,780


                                                        Year Ended May 31,
                                              ----------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       659,370            4,964,570

Shares issued for dividends reinvested                 --               15,878

Shares redeemed                                  (917,692)          (4,776,015)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (258,322)             204,433
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       224,743              565,835

Shares issued for dividends reinvested                 --               24,049

Shares redeemed                                  (691,047)            (619,732)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (466,304)             (29,848)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        49,771              173,114

Shares issued for dividends reinvested                 --                4,316

Shares redeemed                                  (178,620)            (177,047)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (128,849)                 383
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       443,088              417,697

Shares issued for dividends reinvested                 --               31,483

Shares redeemed                                  (630,834)            (387,065)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (187,746)              62,115
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        60,772              155,868

Shares issued for dividends reinvested                 --                  865

Shares redeemed                                   (90,160)            (141,220)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (29,388)              15,513
--------------------------------------------------------------------------------

CLASS Z

Shares sold                                    14,155,737           22,707,686

Shares issued for dividends reinvested                 --              755,201

Shares redeemed                               (25,762,183)         (33,823,712)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (11,606,446)         (10,360,825)

(A) DURING THE PERIOD ENDED MAY 31, 2003, 9,727 CLASS B SHARES REPRESENTING $60,678 WERE AUTOMATICALLY CONVERTED TO 9,475 CLASS A SHARES AND DURING THE PERIOD ENDED MAY 31, 2002, 4,979 CLASS B SHARES REPRESENTING $42,145 WERE AUTOMATICALLY CONVERTED TO 4,889 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (excluding portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended May 31,
                                                                     ---------------------------------------------------------------

CLASS A SHARES                                                       2003            2002             2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 8.05            10.40           13.95            13.34

Investment Operations:

Investment income (loss)--net                                        (.02)(b)         (.02)(b)        (.06)(b)          .20(b)

Net realized and unrealized
   gain (loss) on investments                                       (1.19)           (2.26)          (2.57)             1.76

Total from Investment Operations                                    (1.21)           (2.28)          (2.63)             1.96

Distributions:

Dividends from investment income--net                                  --               --            (.08)              --

Dividends from net realized
   gain on investments                                                 --             (.07)           (.84)            (1.35)

Total Distributions                                                    --             (.07)           (.92)            (1.35)

Net asset value, end of period                                       6.84             8.05           10.40             13.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (15.03)          (21.95)         (19.84)            14.90(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.36             1.12            1.18              1.02(d)

Ratio of net investment income

   (loss) to average net assets                                      (.23)            (.22)           (.51)             1.43(d)

Portfolio Turnover Rate                                             74.83           103.52           82.54             60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              14,116           18,675          22,004           10,999

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended May 31,
                                                                     --------------------------------------------------------------

CLASS B SHARES                                                       2003             2002            2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 7.88            10.26           13.88            13.34

Investment Operations:

Investment income (loss)--net                                        (.07)(b)         (.09)(b)        (.16)(b)          .15(b)

Net realized and unrealized
   gain (loss) on investments                                       (1.16)           (2.22)          (2.56)            1.74

Total from Investment Operations                                    (1.23)           (2.31)          (2.72)            1.89

Distributions:

Dividends from investment income--net                                  --               --            (.06)              --

Dividends from net realized
   gain on investments                                                 --             (.07)           (.84)           (1.35)

Total Distributions                                                    --             (.07)           (.90)           (1.35)

Net asset value, end of period                                       6.65             7.88           10.26            13.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (15.61)          (22.55)         (20.58)           14.34(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.15             1.93            1.95             1.55(d)

Ratio of net investment income
   (loss) to average net assets                                     (1.03)           (1.05)          (1.30)            1.07(d)

Portfolio Turnover Rate                                             74.83           103.52           82.54            60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              16,873           23,671          31,152           20,812

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                            The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended May 31,
                                                                      --------------------------------------------------------------

CLASS C SHARES                                                       2003             2002            2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 7.88            10.28           13.88            13.34

Investment Operations:

Investment income (loss)--net                                        (.06)(b)         (.10)(b)        (.16)(b)          .11(b)

Net realized and unrealized
   gain (loss) on investments                                       (1.17)           (2.23)          (2.54)            1.78

Total from Investment Operations                                    (1.23)           (2.33)          (2.70)            1.89

Distributions:

Dividends from investment income--net                                  --               --            (.06)             --

Dividends from net realized
   gain on investments                                                 --             (.07)           (.84)           (1.35)

Total Distributions                                                    --             (.07)           (.90)           (1.35)

Net asset value, end of period                                       6.65             7.88           10.28            13.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (15.61)          (22.70)         (20.48)           14.34(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.13             1.98            1.92             1.54(d)

Ratio of net investment income
   (loss) to average net assets                                     (1.02)           (1.09)          (1.28)             .77(d)

Portfolio Turnover Rate                                             74.83           103.52           82.54            60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               3,698            5,399           7,037            5,234

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended May 31,
                                                                     ---------------------------------------------------------------

CLASS R SHARES                                                       2003            2002             2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 8.12           10.46            14.00            13.34

Investment Operations:

Investment income (loss)--net                                         .02(b)          .01(b)          (.03)(b)          .26(b)

Net realized and unrealized
   gain (loss) on investments                                       (1.20)          (2.28)           (2.58)            1.75

Total from Investment Operations                                    (1.18)          (2.27)           (2.61)            2.01

Distributions:

Dividends from investment income--net                                  --              --             (.09)              --

Dividends from net realized
   gain on investments                                                 --            (.07)            (.84)            (1.35)

Total Distributions                                                    --            (.07)            (.93)            (1.35)

Net asset value, end of period                                       6.94            8.12            10.46             14.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (14.53)         (21.73)          (19.64)            15.30(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .86             .81              .84               .75(c)

Ratio of net investment income
   (loss) to average net assets                                       .25             .08             (.20)             1.69(c)

Portfolio Turnover Rate                                             74.83          103.52            82.54             60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              25,573          31,441           39,854            45,641

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended May 31,
                                                                     ---------------------------------------------------------------

CLASS T SHARES                                                       2003            2002             2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 7.90           10.29            13.85            13.34

Investment Operations:

Investment income (loss)--net                                        (.03)(b)        (.08)(b)         (.10)(b)          .20(b)

Net realized and unrealized
   gain (loss) on investments                                       (1.18)          (2.24)           (2.54)            1.66

Total from Investment Operations                                    (1.21)          (2.32)           (2.64)            1.86

Distributions:

Dividends from investment income--net                                  --               --            (.08)              --

Dividends from net realized
   gain on investments                                                 --            (.07)            (.84)           (1.35)

Total Distributions                                                    --            (.07)            (.92)           (1.35)

Net asset value, end of period                                       6.69            7.90            10.29            13.85
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (15.32)         (22.58)          (20.08)           14.14(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.60            1.78             1.48             1.21(d)

Ratio of net investment income
   (loss) to average net assets                                      (.48)           (.89)            (.82)            1.40(d)

Portfolio Turnover Rate                                             74.83          103.52            82.54            60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 557             890              998              456

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended May 31,
                                                           -------------------------------------------------------------------------

CLASS Z SHARES                                              2003          2002             2001             2000(a)          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        8.10         10.46            14.00            12.72             11.78

Investment Operations:

Investment income (loss)--net                               (.00)(b,c)    (.01)(b)         (.04)(b)          .08(b)           (.01)

Net realized and unrealized
   gain (loss) on investments                              (1.20)        (2.28)           (2.58)            2.55              2.29

Total from Investment Operations                           (1.20)        (2.29)           (2.62)            2.63              2.28

Distributions:

Dividends from investment
   income--net                                                --            --             (.08)              --               --

Dividends from net realized
   gain on investments                                        --          (.07)            (.84)           (1.35)            (1.34)

Total Distributions                                           --          (.07)            (.92)           (1.35)            (1.34)

Net asset value, end of period                              6.90          8.10            10.46            14.00             12.72
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                          (14.82)       (21.92)          (19.69)           20.91             20.30
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                       1.14          1.02              .95              .96               .96

Ratio of net investment income
   (loss) to average net assets                             (.02)         (.14)            (.32)             .60              (.11)

Portfolio Turnover Rate                                    74.83        103.52            82.54            60.20             75.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                           531,104       717,072         1,034,078       1,310,890         1,130,190

(A)  THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING
     SHARES WERE REDESIGNATED CLASS Z SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                          The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Premier Third Century Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth, with current income as a secondary goal. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T and 200 million shares of $.001 par value Common Stock of Class Z. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class Z shares are not available for new accounts and bear a service fee. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities mar-

ket. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $637 during the period ended May 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $235,338,282 and unrealized

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

appreciation $41,487,382. In addition, the fund had $30,804,866 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to May 31, 2003. If not applied, $139,788,117 of the carryover expires in fiscal 2010 and $95,550,165 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2003 and May 31, 2002, respectively, were as follows: long-term capital gains $0 and $7,612,010.

During the period ended May 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $284,486 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended May 31, 2003 was approximately $1,900, with a related weighted average annualized interest rate of 2.17%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to the Investment Advisory Agreement ("Agreement") with the Manager, the investment advisory fee is computed at an annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the average daily net assets of Class Z, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2003, there was no expense reimbursement pursuant to the Agreement.

During the period ended May 31, 2003, the Distributor retained $3,568 and $98 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $78,716 and $406 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2003, Class B, Class C and Class T shares were charged $130,847, $28,481 and $1,591, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2003, Class A, Class B, Class C and Class T shares were charged $34,535, $43,616, $9,493, and $1,591, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class Z for certain allocated expenses with respect to services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2003, Class Z shares were charged $549,109 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2003, the fund was charged $344,742 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2003, the fund was charged $46,134 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


(E) During the period ended May 31, 2003, the fund incurred total brokerage commissions of $1,555,917, of which $11,412 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2003, amounted to $442,682,906 and $517,122,958, respectively.

At May 31, 2003, the cost of investments for federal income tax purposes was $547,346,927; accordingly, accumulated net unrealized appreciation on investments was $41,487,382, consisting of $68,567,927 gross unrealized appreciation and $27,080,545 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors The Dreyfus Premier Third Century Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Premier Third Century Fund, Inc., including the statement of investments, as of May 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of May 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Premier Third Century Fund, Inc. at May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 8, 2003



PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposals considered at the meeting, and the results, are as follows:



                                                                                              Shares
                                                        ----------------------------------------------------------------------------

                                                                                                                         Broker
                                                                        For          Against         Abstained          non-votes
                                                        ----------------------------------------------------------------------------


To approve changes to certain
   of the fundamental policies
   and investment restrictions to
   permit participation in a portfolio
   securities lending program                                    39,060,894         6,073,989         2,456,793          2,680,355


To approve changes to certain of
   the fund's fundamental policies
   and investment restrictions to
   permit investment in other
   investment companies                                          38,809,855         6,420,308         2,361,513          2,680,355


                                                                                                      Shares
                                                                                   -------------------------------------------------

                                                                                    Votes For                    Authority Withheld
                                                                                   -------------------------------------------------

To elect additional Board members:((+))

   David W. Burke                                                                   47,177,849                         3,094,182

   Whitney I. Gerard                                                                47,169,237                         3,102,794

   Arthur A. Hartman                                                                47,057,183                         3,214,848

   George L. Perry                                                                  47,156,776                         3,115,255

((+))  JOSEPH S. DIMARTINO, CLIFFORD L. ALEXANDER, JR. AND LUCY WILSON BENSON
CONTINUED AS DIRECTORS OF THE FUND AFTER THE SHAREHOLDER MEETING.

                                                                                                          The Fund



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1981)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

*    Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

*    Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (75)

Board Member (1980)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The International Executive Services Corps., Director

*    Citizens Network for Foreign Affairs, Vice Chairperson

*    Council on Foreign Relations, Member

*    Lafayette College Board of Trustees, Vice Chairperson Emeritus

*    Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


David W. Burke (67)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

Arthur A. Hartman (77)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
     Fund

*    Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

George L. Perry (69)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    State Farm Mutual Automobile Association, Director

*    State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE APRIL 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE APRIL 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE APRIL 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE JANUARY 2003.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 84 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.


JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 106 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 24 investment companies (comprised of 103 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

                  For More Information

                        The Dreyfus Premier
                        Third Century Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

                     Printed on recycled paper.
                     50% post-consumer
                     Process chlorine free.
                     Vegetable-based ink.

Printed in U.S.A.

(c) 2003 Dreyfus Service Corporation                                  035AR0503


ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.



                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DREYFUS PREMEIR THIRD CENTURY FUND, INC.

By:   /s/STEPHEN E. CANTER
         Stephen E. Canter
         President


Date:  July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  July 30, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  July 30, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.